West Pharmaceutical Services, Inc. Third Quarter 2016 Analyst Conference Call 9 a.m. Eastern Time, October 27, 2016 Speakers: Eric M. Green President and Chief Executive Officer William J. Federici Senior Vice President and Chief Financial Officer  A webcast of today’s call can be accessed in the “Investors” section of the Company’s web site: www.westpharma.com  To participate on the call please dial: − 877-930-8295 (U.S.) − 253-336-8738 (International). − The conference ID is 96078365  An online archive of the broadcast will be available at the site three hours after the live call and will be available through Thursday, November 3, 2016, by dialing: − 855-859-2056 (U.S.) − 404-537-3406 (International) − The conference ID 96078365 These presentation materials are intended to accompany today’s press release announcing the Company’s results for the quarter and management’s discussion of those results during today’s conference call. 1

Safe Harbor Statement Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development and operational performance. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-U.S. GAAP Financial Measures Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non-GAAP financial measures. Non-GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with GAAP. Please refer to “Reconciliation of Non-GAAP Measures” at the end of these materials for more information. Trademarks Registered trademarks used in this report are the property of West Pharmaceutical Services, Inc. or its subsidiaries, in the United States and other jurisdictions, unless noted otherwise. 2

Q3 2016 Highlights  Net sales of $377 million, organic sales growth* of 10.0% ‒ Proprietary Products organic sales growth of 11.6% ‒ Contract-Manufactured Products organic sales growth of 4.6%  Increased gross and operating profit margins  Reported diluted EPS of $0.50. Adjusted diluted EPS of $0.53, an increase of 20% from prior year * Excluding the impact from translational changes in foreign exchange 3

Q3 2016 Highlights Proprietary Products, 79% of total sales BIOLOGICS Double-digit organic sales growth GENERICS High-single digit organic sales growth PHARMA Mid-single digit organic sales growth Mid-single digit organic sales growth CONTRACT- MANUFACTURED PRODUCTS 21% of total High-value product organic sales growth of 25% 4

Global Operations  Gross margin +70 basis points  Successfully reducing lead times and increasing product availability ‒ Proprietary Products backlog at September 30, 2016 was $388 million, a 2% decline (constant currency) over prior-year quarter ‒ Continue to see strong customer demand for high-value products 5

2016 Outlook  Raising full-year 2016 net sales and tightening adjusted diluted EPS(1) guidance  2016 net sales range: $1.510 billion to $1.520 billion − Represents upper end of prior range of 7% to 9% organic sales growth  2016 adjusted diluted EPS(1) range: $2.17 to $2.22 − Represents 19% to 21% growth over 2015 (1) Please refer to “Notes to Non-GAAP Financial Measures” on slides 14-17, and “Non-GAAP Financial Measures” in today’s press release, for additional information regarding adjusted diluted EPS. 6

Introducing 2017 Sales Outlook Reaffirming Long-term 2020 Financial Targets 7  2017 Sales Outlook – expected to grow at the high-end of long-term outlook of 6% to 8%  Reaffirming 2020 Financial Targets 2015A 2016 Guidance 2020 Targets Sales ($ millions) 1,399.8 1,510 to 1,520 2,200 to 2,400 Adjusted Operating Profit Margin 13.6% ~15.0% 19% to 23%

Third Quarter 2016 Summary Results ($ millions, except earnings-per-share (EPS) data) (1) “Net sales at constant currency”, “adjusted operating profit”, and “adjusted diluted EPS” are Non-GAAP measures. See slides 14-17 and the discussion under the heading “Non-GAAP Financial Measures” in today’s press release for an explanation and reconciliation of these items. Except as noted, statements in these slides concerning comparative sales are measured on a constant currency basis. Three Months Ended September 30, 2016 2015 Reported Net Sales $376.7 $344.5 Net Sales at Constant Currency(1) $379.1 $344.5 Gross Profit Margin 32.1% 31.4% Reported Operating Profit (Loss) $51.3 ($3.5) Adjusted Operating Profit(1) $53.6 $45.5 Diluted EPS $0.50 $0.02 Adjusted Diluted EPS(1) $0.53 $0.44 8

$376.7 ($2.3) $31.6 $2.9 $344.5 2015 Volume & Mix Sales Price Currency Translation 2016 Change in Consolidated Sales Third Quarter 2015 to 2016 ($ millions) 9

32.1% (1.1%) (1.7%) 2.5% 0.5% 0.5% 31.4% 2015 Volume & Mix Sales Price Raw Material JPY Denominated Materials Plant Overhead & Other 2016 Change in Gross Profit Margin % Third Quarter 2015 to 2016 10

Change in SG&A Costs Third Quarter 2015 to 2016 ($ millions) $58.3 $0.2 $2.7 $0.7 $0.5 $54.6 2015 Comp and Benefits US Pension Incentive & Stock Comp Currency 2016 15.8% of Sales 15.5% of Sales 11

Cash Flow and Balance Sheet Metrics ($ millions) CASH FLOW ITEMS (UNAUDITED) (in millions) FINANCIAL CONDITION (UNAUDITED) (in millions) Nine Months Ended September 30, 2016 2015 Depreciation and amortization $67.9 $66.6 Operating cash flow $147.6 $144.4 Capital expenditures $122.7 $86.8 As of September 30, 2016 As of December 31, 2015 Cash and cash equivalents $205.9 $274.6 Debt $231.2 $298.2 Equity $1,142.3 $1,023.9 Net debt-to-total invested capital (1) 2.2% 2.3% Working capital $421.3 $359.4 12 (1) Net debt and total invested capital are Non-GAAP measures. Net debt is determined by reducing total debt by the amount of cash and cash equivalents, and for purpose of measuring net debt to invested capital, total invested capital is the sum of net debt and shareholders’ equity. Please refer to “Non-GAAP Financial Measures” on slides 14-17 for additional information regarding those measures.

Updated 2016 Full-Year Guidance ($ millions, except EPS - Non-GAAP) (1) (2) Estimated 2016 Revenue Estimated Gross Profit % Proprietary Products $1,195 - $1,200 38.0% to 38.2% Contract-Manufactured Products $315 - $320 16.8% to 17.2% Consolidated $1,510 - $1,520 33.6% to 33.7% Est. Capital Spending $150 - $175 Est. Adjusted Diluted EPS (1) (2) $2.17 to $2.22 per share Est. Reported Diluted EPS (1) (2) $1.80 to $1.95 per share (1) Guidance includes various currency exchange rate assumptions, most significantly the euro at $1.10 for the remainder of 2016. Actual results will vary as a result of variability of exchange rates, among other items. (2) Please refer to “Notes to Non-GAAP Financial Measures” on slides 14-17, and “Non-GAAP Financial Measures” in today’s press release, for additional information regarding adjusted diluted EPS. 13

Today’s press release, these presentation materials and associated presentation use the following financial measures that have not been calculated in accordance with generally accepted accounting principles (GAAP) accepted in the U.S., and therefore are referred to as non-GAAP financial measures:  Net sales at constant currency (organic sales)  Adjusted operating profit  Adjusted operating profit margin  Adjusted net income  Adjusted income tax expense  Adjusted diluted EPS  Net debt  Total invested capital  Net debt to total invested capital West believes that these non-GAAP measures of financial results provide useful information to management and investors regarding business trends, results of operations, and the Company’s overall performance and financial position. Our executive management team uses these financial measures to evaluate the performance of the Company in terms of profitability and efficiency, to compare operating results to prior periods, to evaluate changes in the operating results of each segment, and to measure and allocate financial resources to our segments. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing its financial measures with other companies. Our executive management does not consider such non-GAAP measures in isolation or as an alternative to such measures determined in accordance with GAAP. The principal limitation of these financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are excluded. In order to compensate for these limitations, non-GAAP financial measures are presented in connection with GAAP results. We urge investors and potential investors to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures, and not to rely on any single financial measure to evaluate the Company’s business. Net sales at constant currency translates the current-period reported sales of subsidiaries whose functional currency is other than the U.S. dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. In calculating adjusted operating profit, adjusted income tax expense, adjusted net income and adjusted diluted EPS, we exclude the impact of items that are not considered representative of ongoing operations. Such items generally include restructuring and related costs, certain asset impairments, other specifically identified gains or losses, and discrete income tax items. Please see “Financial Guidance” and “Non-GAAP Financial Measures” in today’s press release for further information concerning reconciling items. Notes to Non-GAAP Financial Measures For additional details, please see today’s press release & Safe Harbor Statement 14

Notes to Non-GAAP Financial Measures RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED) See “Notes to Non-GAAP Financial Measures” (Slide 14-17), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported and Adjusted Operating profit, Net Income and Diluted EPS ($ millions, except EPS data) Three months ended September 30, 2016 Operating profit Income tax expense Net income Diluted EPS Reported (GAAP) $51.3 $14.4 $37.6 $0.50 Restructuring and related charges 2.3 0.7 1.6 0.02 Discrete tax item - (0.3) 0.3 0.01 Adjusted (Non-GAAP) $53.6 $14.8 $39.5 $0.53 Nine months ended September 30, 2016 Operating profit Income tax expense Net income Diluted EPS Reported (GAAP) $142.5 $38.3 $104.5 $1.40 Restructuring and related charges 23.7 8.1 15.6 0.21 Venezuela currency devaluation 2.7 - 2.7 0.03 Discrete tax item - (0.3) 0.3 0.01 Adjusted (Non-GAAP) $168.9 $46.1 $123.1 $1.65 15

Notes to Non-GAAP Financial Measures RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED) See “Notes to Non-GAAP Financial Measures” (Slide 14-17), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Net Sales to Net Sales at Constant Currency(1) ($ millions, except EPS data) (1) Net sales at constant currency translates the current-period reported sales of subsidiaries whose functional currency is other than the U.S. dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. Three months ended September 30, 2016 Proprietary CM Eliminations Total Reported net sales (GAAP) $298.1 $79.0 $(0.4) $376.7 Effect of changes in currency translation rates 2.4 - - 2.4 Net sales at constant currency (Non-GAAP)(1) $300.5 $79.0 $(0.4) $379.1 Nine months ended September 30, 2016 Proprietary CM Eliminations Total Reported net sales (GAAP) $899.9 $227.8 $(0.9) $1,126.8 Effect of changes in currency translation rates 12.8 (0.2) - 12.6 Net sales at constant currency (Non-GAAP)(1) $912.7 $227.6 $(0.9) $1,139.4 16

Notes to Non-GAAP Financial Measures RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED) See “Notes to Non-GAAP Financial Measures” (Slide 14-17), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. Reconciliation of adjusted diluted EPS guidance to reported diluted EPS guidance Full Year 2016 Guidance(1) (2) Adjusted diluted EPS guidance $2.17 to $2.22 Estimated restructuring charges (0.23 to 0.28) Estimated currency devaluation (Venezuela) (0.03 to 0.08) Discrete tax item (0.01) Reported diluted EPS guidance $1.80 to $1.95 (1) Please refer to “Notes to Non-GAAP Financial Measures” on slides 14 and 15, and “Non-GAAP Financial Measures” in today’s press release, for additional information regarding adjusted diluted EPS. (2) Guidance includes various currency exchange rate assumptions, most significantly the euro at $1.10 for the remainder of 2016. Actual results will vary as a result of exchange rate variability. 17